Supplement dated December 15, 2021 to the following Prospectuses dated May 1, 2021:

•	Waddell & Reed Advisors Retirement Builder Variable Annuity

•	Waddell & Reed Advisors Retirement Builder II Variable Annuities

•	Waddell & Reed Advisors Accumulator Variable Universal Life

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectuses.

Fund Additions

The purpose of this supplement is to inform you of two Funds that will be added as new investment options under your variable annuity contracts and variable universal life insurance policy, starting February 1, 2022, subject to availability:

•	SFT International Bond Fund – Class 2 Shares

•	Goldman Sachs VIT Government Money Market Fund – Service Shares

The cover page of the Waddell & Reed Advisors Accumulator Variable Universal Life Policy prospectus is revised to add the above-named Funds. The subsection entitled “The Funds,” within the same prospectus is revised to add the following:

Fund Name	Investment Adviser and Sub-Adviser	Investment Objective
SFT International Bond Fund – Class 2 Shares	Securian Asset Management, Inc. Subadviser: Brandywine Global Investment Management, LLC	Seeks to maximize current income, consistent with the protection of principal.
Goldman Sachs VIT Government Money Market Fund – Service Shares	Goldman Sachs Asset Management, L.P.	Seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The cover page of the Waddell & Reed Advisors Retirement Builder Variable Annuity prospectus and the cover page of the Waddell & Reed Advisors Retirement Builder II Variable Annuities prospectus are revised to add the above-named Funds. The subsection entitled “The Portfolios,” within the section entitled “Condensed Financial Information and Financial Statements,” within the same prospectuses is revised to add the following:

Fund Name	Investment Adviser	Investment Sub-Adviser
SFT International Bond Fund – Class 2 Shares	Securian Asset Management, Inc.	Brandywine Global Investment Management, LLC
Goldman Sachs VIT Government Money Market Fund – Service Shares	Goldman Sachs Asset Management, L.P.

Fund Liquidations

The Ivy Variable Insurance Portfolios previously announced the liquidations of the following two funds: Delaware Ivy VIP Global Bond Fund and Delaware Ivy VIP Government Money Market Fund. The liquidation date for these two Funds has been temporarily suspended until further notice. An additional communication outlining further details about the liquidations will be provided when a new liquidation date is determined.

Fund Name Change

Effective November 15, 2021, the Delaware Ivy VIP Small Cap Core Fund was renamed the Delaware Ivy VIP Smid Cap Core Fund. All references to the Delaware Ivy VIP Small Cap Core Fund are hereby replaced with the Delaware Ivy VIP Smid Cap Core Fund.

This supplement must be accompanied by, and used in conjunction with, the current variable annuity contract or variable life insurance policy prospectus. If you would like another copy of the current prospectus, please call us at 844-878-2199 (for annuity contracts) or 844-208-2412 (for life insurance policies). The prospectus and this supplement can also be found on the U.S. Securities and Exchange Commission’s website (www.sec.gov.) by search File Nos. 333-111067, 333-189593, and 333-148646.

Please retain this supplement for future reference

F98299 12-2021